DEBT SUBORDINATION AGREEMENT

Presidential Financial Corporation (“Presidential”)
Caller Service #105100
Tucker, GA  30085-5100

Gentlemen:

In consideration of the line of credit to OE SOURCE, L.C., (hereinafter called "Debtor"), undersigned hereby agrees that any and all liability that said Debtor may now or hereafter owe to undersigned shall be subordinate and junior to any and all liability said Debtor may now or hereafter owe to you direct or contingent.  Undersigned also agree that any collateral that undersigned shall have to secure its indebtedness will be subordinate and junior to you.

The undersigned will require no payments from the Debtor on liability hereby subordinated as long as said Debtor is liable to you in any amount, direct or contingent. Should any such payment be received by undersigned, or should any dividend or other distribution be received by undersigned in any bankruptcy, receivership, liquidation or other proceeding on account of the liability hereby subordinated; such payment, dividend or other distribution will be received and held in trust for you and will be paid over to you to apply on the liability of said Debtor to you until the same is paid in full, and for this purpose said liabilities are hereby assigned to you.

Undersigned also agrees that he will take no action to enforce any security interest in any property of the Debtor, nor will he declare a default in any obligations owed to him by the Debtor, or otherwise accelerate or attempt to accelerate the indebtedness owed to him by the Debtor.

This subordination shall take effect without any notice from you to the undersigned of the acceptance thereof or of the extension of credit to or the purchase of liabilities of said Debtor.  Should the undersigned elect to convert to equity the indebtedness owed to it by Debtor, this subordination agreement shall terminate.

IN WITNESS WHEREOF, this instrument has been signed and sealed by the undersigned this 26th day of August, 2008.

GENERAL AUTOMOTIVE COMPANY

By:
Name: Harry Christenson
Title: Chief Financial Officer

WITNESS:

By:

ACCEPTED BY: PRESIDENTIAL FINANCIAL CORPORATION

By:
Name: Raymond Alberti
Title: Senior Vice President